Putnam
American
Government
Income Fund

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Putnam American Government Income Fund has produced noteworthy competitive performance since Michael Martino took over the fund in February 1994. According to Lipper Analytical Services, the fund's class A shares were ranked 12 out of 123 general U.S. government funds for 3-year performance through March 31, 1997, placing them in the top 10% of competing funds.*

* "The fund has done well under Martino, and might have done even better in a more-bullish environment. He has given long-term investors a reason not to run away and potential investors cause to take a fresh look at the fund."

                                  --  Morningstar Mutual Funds, March 28, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

13 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A, class B, and class M shares were ranked 36, 93, and 46, respectively, out of 173 general U.S. government funds for 1-year performance through 3/31/97. The fund's class A shares were ranked 52 out of 75 and 38 out of 45 general U.S. government funds for 5- and 10-year performance, respectively, through 3/31/97. Class B and class M shares were not ranked over longer applicable periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Anxiety over the effect of continued economic strength and the uncertain course of interest rates defined the prevailing market environment during the first half of Putnam U.S. Government Income Fund's current fiscal year. The Federal Reserve Board's first increase in short-term interest rates in more than two years provided a fitting climax to the period that ended on March 31, 1997.

Like many of his counterparts, Fund Manager Michael Martino responded by taking defensive measures, such as shortening the fund's average duration and moving the portfolio's maturity structure toward a "barbell" configuration. He also increased the weighting of mortgage-backed securities, partly as another defensive move and also in response to their superior performance relative to U.S. Treasury securities.

Mike explains his strategies in detail and discusses prospects for the fiscal year's second half in the following report.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Manager
Michael Martino

Despite changing interest-rate conditions, Putnam American Government Income Fund's results generally kept pace with the market during the first half of the fund's 1997 fiscal year, which ended on March 31. Your fund's class A shares returned 2.76% at net asset value over the period, surpassing the Lehman Brothers Intermediate Treasury Index -- the fund's principal market benchmark -- which measured a return of 2.22%. The total return of class A shares at public offering price was - 2.14%. (Please refer to the tables on pages 8 and 9 for complete performance information including results for other share classes.)

* DEFENSIVE POSITIONING IN LIGHT OF ECONOMIC STRENGTH AND MARKET GYRATIONS

U.S. economic data were broadly and consistently strong throughout much of the period. As anticipated, revised fourth-quarter 1996 gross domestic product growth came in at a healthy 3.8% annual rate. Lower-than-expected unemployment figures and strong personal income gains helped keep consumer confidence at a 27-year high. Retail sales rebounded in January after a disappointing holiday season. New-home sales remained strong, setting an 11-year record in January. Industrial indicators suggested a vigorous manufacturing sector benefiting from increased orders and tight inventories.

After seeing bond prices rise during the period's first three months, the focus in the U.S. Treasury market shifted to concern that continuing robust economic growth would prompt an interest-rate increase by the Federal Reserve Board. The Fed finally acted as the period came to a close, raising the target for short-term bank lending rates by a quarter of a percentage point to 5.50%, its first increase in more than two years. Bond prices fell and yields, which move in the opposite direction, rose in response to this demonstration of a more restrictive monetary policy.

Against this changing market backdrop, we maintained a defensive strategy by shortening the portfolio's duration, keeping it as much as 10% lower than that of competing U.S. government funds. Duration, the principal indicator of interest-rate sensitivity for a given portfolio of bonds, is measured in years. The longer the duration, the more sensitive a portfolio is to a change in rates. Thus, when interest rates rise, a relatively long duration causes the portfolio's value to decline more rapidly with each rate increase. Conversely, therefore, by keeping duration somewhat shorter than the fund's peer group average, we were able to gain a modest performance advantage when interest rates began to climb. As is frequently the case, active management of the portfolio's duration was, once again, a key determinant of your fund's performance over the period.

* FUND BENEFITS FROM INCREASED ALLOCATION AS MORTGAGE BACKEDS OUTPERFORM TREASURIES

While your fund normally keeps a substantial portion of its portfolio in mortgage-backed securities, we will adjust the weighting based on our assessment of relative value and the risk/reward tradeoff versus Treasuries. We began and ended the period with approximately 46% of the portfolio allocated to mortgage-backed securities. However, in response to the volatility in the Treasury market over the final three months of the period, we currently plan to increase the fund's mortgage holdings to perhaps as much as 55% of net assets over the next several months.

[GRAPHIC OMITTED:vertical bar chart:AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

1st figure represents average effective maturity at 3/31/97
2nd figure represents average effective maturity at 9/30/96
3rd figure represents average effective maturity at 3/31/97

Average Effective Maturity              7.1
                                       10.4
                                        9.4

1st figure represents duration at 3/31/97
2nd figure represents duration at 9/30/96
3rd figure represents duration at 3/31/97

Duration                                4.4
                                        5.8
                                        4.8
Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 3/31/97. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.



[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATIONS (3/31/97)]

PORTFOLIO ALLOCATIONS (3/31/97)*

Cash and short-term investments      -- 11.5%

U.S. Treasury securities             -- 41.8%

Mortgage-backed securties            -- 46.7%

Footnote reads:
* Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.

Given their higher income streams and considering that rising interest rates have allayed prepayment fears, mortgage-backed securities outperformed Treasuries of comparable maturities over the period. In fact, mortgage-backed securities as a group represented the best-performing investment-grade bond sector during the January-to-March 1997 period.+

* EMPHASIS ON MORTGAGE SECURITIES COMBINED WITH SHORT-AND LONG-TERM
  TREASURIES

We continue to anticipate a modest acceleration in U.S. economic growth coupled with low inflation over the balance of calendar 1997. Concern about rising wage-inflation pressure may cause the Fed to boost rates further by year's end.

 +Source: Putnam Research. Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.



In light of this outlook, we believe short- and intermediate-term bond yields may rise more than long-term yields in the months ahead. Consequently, we are structuring the fund's Treasury holdings in something of a barbell configuration, concentrating holdings in very short-term and long-term securities and avoiding intermediate maturities for now. Intermediate-term bonds tend to underperform when interest rates are rising.

Although we cannot provide assurances, we believe this type of portfolio composition -- overweighting mortgage securities and barbelling Treasuries -- may give the fund the potential to benefit in two ways. First, if the Fed continues to raise rates, causing short-term rates to rise faster than long-term rates, we would expect long-term bonds to outperform other maturities, as they typically do in such an environment. By holding long-term bonds and balancing them with very short-term securities such as cash equivalents, we are attempting to position the fund to benefit while seeking to manage the greater inherent volatility of long-term bonds. Our goal, regardless, is to keep the portfolio's overall duration (or interest-rate sensitivity) in the intermediate range of four to six years.

Second, although mortgage-backed bonds have outperformed Treasuries over the past several months, we believe this trend may continue over the near term. Not only do mortgage-backeds offer more attractive yields than Treasuries of comparable maturities, the risk of prepayment, which reduces their appreciation potential in declining-rate environments, lessens as interest rates rise. In short, we believe mortgage securities represent a defensive holding during periods of rising interest rates.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                              Class A          Class B         Class M
(Inception dates)             (3/1/85)        (5/20/94)       (2/14/95)
                             NAV     POP     NAV    CDSC     NAV     POP
-----------------------------------------------------------------------------
6 months                    2.76%  -2.14%    2.39%   -2.60%   2.75%  -0.57%
-----------------------------------------------------------------------------
1 year                      4.27   -0.73     3.52    -1.38    4.12    0.70
-----------------------------------------------------------------------------
5 years                    31.53   25.31       --       --      --      --
Annual average              5.63    4.62       --       --      --      --
-----------------------------------------------------------------------------
10 years                   79.86   71.28       --       --      --      --
Annual average              6.04    5.53       --       --      --      --
-----------------------------------------------------------------------------
Life of class                 --      --    17.58    14.62   18.21   14.42
Annual average                --      --     5.81     4.87    8.17    6.53
-----------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                          Lehman Bros.
                                         Intermediate    Consumer
                                        Treasury Index  Price Index
---------------------------------------------------------------------
6 months                                     2.22%        1.39%
---------------------------------------------------------------------
1 year                                       4.65         2.76
---------------------------------------------------------------------
5 years                                     36.69        14.86
Annual average                               6.45         2.81
---------------------------------------------------------------------
10 years                                   107.03        42.73
Annual average                               7.55         3.62
---------------------------------------------------------------------
Life of class B                             19.69         8.48
Annual average                               6.55         2.88
---------------------------------------------------------------------
Life of class M                             16.99         6.45
Annual average                               7.52         2.98
---------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                           Class A         Class B         Class M
-----------------------------------------------------------------------------
Distributions (number)          6                6                6
-----------------------------------------------------------------------------
Income                     $0.252           $0.221           $0.241
-----------------------------------------------------------------------------
  Total                    $0.252           $0.221           $0.241
-----------------------------------------------------------------------------
Share value:             NAV     POP          NAV         NAV     POP
-----------------------------------------------------------------------------
9/30/96                $8.39   $8.81         $8.35       $8.38   $8.66
-----------------------------------------------------------------------------
3/31/97                 8.37    8.79          8.33        8.37    8.65
-----------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------
Current dividend
rate1                   6.02%   5.73%         5.33%       5.88%   5.69%
-----------------------------------------------------------------------------
Current 30-day SEC
yield2                  5.78    5.52          4.99        5.50    5.32
-----------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities indexes assume reinvestment of all distributions and interest payments, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
March 31, 1997 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (87.9%) *
PRINCIPAL AMOUNT                                                                                      VALUE

Collateralized Mortgage Obligations (0.3%)
------------------------------------------------------------------------------------------------------------
     $5,024,972  Federal National Mortgage Association Ser. 89-23,
                   class D, 10.2s, September 25, 2018                                         $    5,182,363

U.S. Government Agency Mortgage Pass-Through Certificates (46.1%)
------------------------------------------------------------------------------------------------------------
                 Government National Mortgage Association
     63,208,959    9s, with due dates from November 15, 2008
                   to July 1, 2024                                                                66,945,213
     12,354,878    8 1/2s, with due dates from August 15, 2019
                   to September 15, 2024                                                          12,873,303
    178,418,193    8s, with due dates from August 15, 2006
                   to January 15, 2027                                                           180,140,108
    280,832,273    7 1/2s, with due dates from February 15, 2022
                   to January 15, 2027                                                           276,198,829
    235,898,111    7s, with due dates from April 15, 2023
                   to January 15, 2026                                                           225,243,808
                                                                                              --------------
                                                                                                 761,401,261

U.S. Treasury Obligations (41.5%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    100,000,000    12s, August 15, 2013                                                          137,484,000
     50,000,000    9 7/8s, November 15, 2015                                                      63,578,000
     75,000,000    8 3/4s, November 15, 2008                                                      81,762,000
      5,000,000    6 3/4s, August 15, 2026                                                         4,737,500
    100,000,000    6 5/8s, February 15, 2027                                                      94,094,000
                 U.S. Treasury Notes
    150,000,000    9 1/8s, May 15, 1999                                                          157,687,500
     25,000,000    6 5/8s, July 31, 2001                                                          24,875,000
    125,000,000    6 1/4s, January 31, 2002                                                      122,285,000
                                                                                              --------------
                                                                                                 686,503,000
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $1,492,323,475)                                                       1,453,086,624

SHORT-TERM INVESTMENTS (11.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $50,000,000  Federal Home Loan Mortgage Corp. Discount Notes
                   effective yield of 5.29%, April 18, 1997                                   $   49,867,750
     50,000,000  Federal Home Loan Mortgage Corp. Discount Notes
                   effective yield of 5.25%, April 9, 1997                                        49,934,375
     50,000,000  Federal Home Loan Mortgage Corp. Discount Notes
                   effective yield of 5.22%, April 18, 1997                                       49,876,750
     38,336,000  Interest in $800,000,000 joint repurchase agreement dated March 31, 1997 with Goldman Sachs, & Co. due
                   April 1, 1997 with year with respect to various U.S. Treasury obligations -- maturity value of $38,342,922 for an effective
                   yield of 6.50%                                                                 38,342,922
                                                                                              --------------
                 Total Short-Term Investments (cost $188,021,797)                             $  188,021,797
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,680,345,272) ***                                  $1,641,108,421
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $1,652,262,953.

*** The aggregate identified cost on a tax basis is $1,680,345,272, resulting in gross unrealized appreciation and depreciation of $5,325,118 and $44,561,969, respectively, or net unrealized depreciation of $39,236,851.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,680,345,272) (Note 1)                                            $1,641,108,421
---------------------------------------------------------------------------------------------------
Interest receivable                                                                      18,396,924
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      348,320
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,659,853,665

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                             7,241
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,374,484
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,213,589
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  510,996
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               21,014
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,588
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,065,396
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      392,404
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         7,590,712
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,652,262,953

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,126,168,461
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              3,805,316
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                             (1,438,473,973)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                              (39,236,851)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,652,262,953

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,624,631,325 divided by 194,160,048 shares)                                                $8.37
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.37)*                                        $8.79
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($26,477,097 divided by 3,178,957 shares)**                                                   $8.33
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,154,531 divided by 137,914 shares)                                                        $8.37
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.37)*                                        $8.65
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1997 (Unaudited)

Interest Income:                                                                       $64,231,820
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,579,908
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,359,004
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           42,906
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,835
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,162,384
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      127,063
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,778
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     97,978
--------------------------------------------------------------------------------------------------
Registration fees                                                                              100
--------------------------------------------------------------------------------------------------
Auditing                                                                                     9,079
--------------------------------------------------------------------------------------------------
Legal                                                                                       13,883
--------------------------------------------------------------------------------------------------
Postage                                                                                     66,192
--------------------------------------------------------------------------------------------------
Other                                                                                       68,612
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,540,722
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (429,496)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,111,226
--------------------------------------------------------------------------------------------------
Net investment income                                                                   56,120,594
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        10,553,766
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                           (16,308,631)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (5,754,865)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 50,365,729
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   56,120,594     $  124,987,325
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         10,553,766         29,742,994
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                              (16,308,631)       (81,261,946)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     50,365,729         73,468,373
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                 (51,624,007)      (123,617,463)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                    (660,421)          (883,264)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                     (30,850)           (48,099)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
Class A                                                                                          --        (10,592,525)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                          --            (75,685)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                          --             (4,121)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                      (170,645,674)      (306,925,164)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                           (172,595,223)      (368,677,948)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,824,858,176      2,193,536,124
----------------------------------------------------------------------------------------------------------------------
End of period (Including undistributed net investment
income of $3,805,316 and $ --, respectively)                                         $1,652,262,953     $1,824,858,176
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                Year ended September 30
-----------------------------------------------------------------------------------------------------------------------------
                                    1997          1996             1995             1994             1993             1992
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.39         $8.65            $8.21            $9.21            $9.32            $9.60
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                .27           .52              .55              .62              .77              .56
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.04)         (.21)             .50             (.98)            (.13)             .12
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .23           .31             1.05             (.36)             .64              .68
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)         (.53)            (.56)            (.64)            (.75)            (.56)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --          (.04)              --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --            --               --               --               --             (.40)
-----------------------------------------------------------------------------------------------------------------------------
From return of capital                --            --             (.05)              --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)         (.57)            (.61)            (.64)            (.75)            (.96)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.37         $8.39            $8.65            $8.21            $9.21            $9.32
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.76 *        3.64            13.42            (4.06)            7.20             7.56
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,624,631    $1,800,683       $2,183,766       $2,412,154       $3,530,130       $4,275,225
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .48 *         .95              .94              .83              .91              .96
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.18 *        6.14             6.62             6.93             8.39             6.03
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             88.23 *      245.46           468.86           331.61           235.61           798.43
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------
                                          Six months
                                               ended                                     For the period
Per-share                                   March 31                                       May 20, 1994+
operating performance                     (Unaudited)          Year ended September 30      to Sept. 30
--------------------------------------------------------------------------------------------------------------
                                                1997             1996             1995             1994
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $8.35            $8.62            $8.19            $8.43
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                            .24              .49              .46 (c)          .21
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      (.04)            (.26)             .51             (.25)
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                            .20              .23              .97             (.04)
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                               (.22)            (.46)            (.49)            (.20)
--------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 --             (.04)              --               --
--------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                    --               --               --               --
--------------------------------------------------------------------------------------------------------------
From return of capital                            --               --             (.05)              --
--------------------------------------------------------------------------------------------------------------
Total distributions                             (.22)            (.50)            (.54)            (.20)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                  $8.33            $8.35            $8.62            $8.19
--------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                       2.39 *           2.77            12.32             (.52)*
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $26,477          $23,067           $9,099           $5,691
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        .85 *           1.70             1.68              .59 *
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       2.81 *           5.46             5.76             2.22 *
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         88.23 *         245.46           468.86           331.61
--------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------
                                              Six months
                                                   ended                    For the period
Per-share                                       March 31       Year ended    Feb. 14, 1995+
operating performance                         (Unaudited)        Sept. 30         Sept. 30
-------------------------------------------------------------------------------------------------
                                                    1997             1996             1995
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $8.38            $8.65            $8.14
-------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------
Net investment income                                .26              .53              .29 (c)
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (.03)            (.26)             .62
-------------------------------------------------------------------------------------------------
Total from
investment operations                                .23              .27              .91
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                                   (.24)            (.50)            (.37)
-------------------------------------------------------------------------------------------------
In excess of net
investment income                                     --             (.04)              --
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --               --               --
-------------------------------------------------------------------------------------------------
From return of capital                                --               --             (.03)
-------------------------------------------------------------------------------------------------
Total distributions                                 (.24)            (.54)            (.40)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $8.37            $8.38            $8.65
-------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           2.75 *           3.24            11.44 *
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $1,155           $1,108             $672
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            .60 *           1.20              .78 *
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           3.07 *           5.94             4.03 *
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             88.23 *         245.46           468.86
-------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $1,447,359,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

         Loss Carryover          Expiration
         -------------       ------------------
        $1,137,954,000       September 30, 1998
            45,648,000       September 30, 2001
             7,767,000       September 30, 2002
           255,990,000       September 30, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $4.5 billion, 0.375% of the next $2.5 billion, and 0.35% of any excess over $9.5 billion.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by PFTC.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $429,496 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,010 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $38,493 and $165 from the sale of class A and class M shares, respectively and $37,678 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $214 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $1,449,314,799 and $1,794,753,419, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class A                             Shares           Amount
------------------------------------------------------------
Shares sold                       3,328,202      $28,368,665
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,017,834       25,680,861
------------------------------------------------------------
                                  6,346,036       54,049,526

Shares
repurchased                     (26,796,096)    (228,294,586)
------------------------------------------------------------
Net decrease                    (20,450,060)   $(174,245,060)
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class A                            Shares           Amount
------------------------------------------------------------
Shares sold                       7,763,736      $66,595,552
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     7,435,979       63,394,679
------------------------------------------------------------
                                 15,199,715      129,990,231

Shares
repurchased                     (52,919,429)    (451,949,272)
------------------------------------------------------------
Net decrease                    (37,719,714)   $(321,959,041)
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class B                             Shares           Amount
------------------------------------------------------------
Shares sold                       1,128,516       $9,847,820
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        89,123          489,133
------------------------------------------------------------
                                  1,217,639       10,336,953

Shares
repurchased                        (800,373)      (6,788,755)
------------------------------------------------------------
Net increase                        417,266       $3,548,198
------------------------------------------------------------

                                          Year ended
                                      September 30, 1996
------------------------------------------------------------
Class B                             Shares           Amount
------------------------------------------------------------
Shares sold                       2,556,309      $21,772,161
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        81,398          686,967
------------------------------------------------------------
                                  2,637,707       22,459,128

Shares
repurchased                        (931,482)      (7,885,924)
------------------------------------------------------------
Net increase                      1,706,225      $14,573,204
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class M                             Shares           Amount
------------------------------------------------------------
Shares sold                          46,326         $393,838
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           590            4,973
------------------------------------------------------------
                                     46,916          398,811

Shares
repurchased                         (41,111)        (347,623)
------------------------------------------------------------
Net increase                          5,805          $51,188
------------------------------------------------------------

                                          Year ended
                                      September 30, 1996
------------------------------------------------------------
Class M                             Shares           Amount
------------------------------------------------------------
Shares sold                         104,264         $884,487
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,761           48,808
------------------------------------------------------------
                                    110,025          933,295

Shares
repurchased                         (55,599)        (472,622)
------------------------------------------------------------
Net increase                         54,426         $460,673
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[PUTNAM LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

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